SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 18, 2007

(Date of earliest event report)
WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
SIGNATURES
EXHIBIT 3.2

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     On October 18, 2007, the Company’s Board of Directors amended the Company’s Bylaws to add new majority voting procedures for all uncontested elections of the Company’s directors. Amended Article III provides that in an uncontested election of the Company’s Directors, any nominee who does not receive a majority of the shares cast may remain in office only until the director’s resignation is accepted by the Board of Directors or the date a person is selected by the Board of Directors to fill the office held by such Director, or the maximum hold-over term of office under the statute. In an uncontested election, a vote of the “majority of shares cast” means that the number of shares voted “for” a director exceeds the number of votes “against” that Director. Amended Article III also clarifies the background information to be provided by a shareholder who intends to nominate one or more persons for election as a Director and to be provided about the nominee, as well as eligibility requirements for any nominee for election as Director of the Company. In addition, amended Article XIII provides that the section of the Bylaws relating to majority election of Directors may be amended only by the affirmative vote of a majority of the shares represented and entitled to vote at a meeting of shareholders or by an amendment to the Company’s Articles of Incorporation establishing majority requirements for the election of directors.
ITEM 8.01. OTHER EVENTS
     On October 18, 2007, in connection with the Bylaw amendment adding new majority voting procedures for all uncontested elections of the Company's directors as described in Item 5.03 above, the Board of Directors amended the Company's Corporate Governance Guidelines to provide that each incumbent director who is standing for reelection must submit an irrevocable letter of resignation that would be effective if the director does not receive a majority of the votes cast in an uncontested election. The amended Corporate Governance Guidelines can be found at http://www.weyerhaeuser.com under the “Investors” tab at the top of the page and then under the “Governance” link.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
3.2	Articles III and XIII of the Company’s Bylaws, as amended on October 18, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
Its:	Vice President and
Chief Accounting Officer

Date: October 22, 2007

EXHIBIT INDEX

Exhibit Number	Description

3.2	Articles III and XIII of the Company’s Bylaws, as amended on October 18, 2007